DREYFUS MUNICIPAL FUNDS, INC.

DREYFUS BASIC MUNICIPAL MONEY MARKET FUND

Ticker: DBNXX

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET FUND

Ticker: DBJXX

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 1, 2011

AS REVISED SEPTEMBER 23, 2011

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus BASIC Municipal Money Market Fund (“Money Market Fund”), and Dreyfus BASIC New Jersey Municipal Money Market Fund (“New Jersey Fund”), each a separate series (each, a “Fund” and collectively, the “Funds”) of Dreyfus Municipal Funds, Inc. (the “Company”), dated January 1, 2011, as each Prospectus may be revised from time to time.  To obtain a copy of the relevant Fund’s Prospectus, please call your financial adviser, or write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556‑0144, visit www.dreyfus.com, or call one of the following numbers:

Call Toll Free 1-800‑645‑6561

In New York City -- Call 1‑718‑895‑1206

Outside the U.S. -- Call 516-794-5452

            Each Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Page

Description of the Company and Funds

Management of the Company

Management Arrangements

Shareholder Services Plan

How to Buy Shares

How to Redeem Shares

Shareholder Services

Determination of Net Asset Value

Dividends and Distributions

Taxation

Portfolio Transactions

Information About the Company and Funds

Counsel and Independent Registered Public Accounting Firm

Appendix A

Appendix B

B-2 B-11 B-20 B-24 B-25 B-27 B-29 B-30 B-31 B-32 B-42 B-45 B-46 B-47 B-60

DESCRIPTION OF THE COMPANY AND FUNDS

            The Company is a Maryland corporation that commenced operations on December 16, 1991.  The Company is an open-end management investment company, known as a mutual fund.  The Money Market Fund and New Jersey Fund are known as municipal money market funds.  Each Fund must maintain an average dollar-weighted average portfolio maturity of 60 days or less, must maintain a dollar-weighted average portfolio life to maturity of 120 days or less and must invest only in U.S. dollar-denominated securities with remaining maturities of 397 days or less and which are determined to be of high quality with minimal credit risk.  As a municipal fund, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

            The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as each Fund’s investment adviser.

            MBSC Securities Corporation (the “Distributor”) is the distributor of each Fund’s shares.

Certain Portfolio Securities

            The following information supplements (except as noted) and should be read in conjunction with the relevant Fund’s Prospectus.

            Municipal Obligations.  As a fundamental policy, the Money Market Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Obligations. As a fundamental policy, the New Jersey Fund normally invests at least 80% of the value of its net asset (plus any borrowings for investment purposes) in Municipal Obligations issued by the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and New Jersey State personal income taxes (collectively, “New Jersey Municipal Obligations”).  To the extent acceptable New Jersey Municipal Obligations are at any time unavailable for investment by the New Jersey Fund, the New Jersey Fund will invest temporarily in other Municipal Obligations.  Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.  Municipal Obligations are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.  Municipal Obligations include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities.  Municipal Obligations bear fixed, floating or variable rates of interest.

            The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT).  Each Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the Fund’s investment objective.

Certain Tax Exempt Obligations.  Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days’ notice.  Variable rate demand notes include master demand notes which are obligations that permit each Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Each obligation purchased by a Fund will meet the quality criteria established for its purchase of Municipal Obligations.

Derivative Products.  Each Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations.  A Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).  The principal types of derivative products are briefly described below.

(1)               Tax Exempt Participation Interests.  Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation.  Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

(2)               Tender Option Bonds.  Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider.  The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

(3)               Custodial Receipts.  In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts.  One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes.  The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

(4)               Structured Notes.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market.  When the Fund purchases a structured note, it will make a payment of principal to the counterparty.  Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

            Ratings of Municipal Obligations.  Each Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Company’s Board.

            The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended August 31, 2010, in each case computed on a monthly basis, was as follows:

Fitch Ratings (“Fitch”)	or	Moody’s Investors Service, Inc. (“Moody’s”)	or	Standard & Poor’s Ratings Services (“S&P”)	Percentage of Value
					Money Market Fund	New Jersey Fund
F1+/F1		MIG 1/VMIG 1, P-1		SP-1+/SP-1, A-1+/A1	87.8%	55.2%
AAA/AA		Aaa/Aa		AAA/AA	4.5%	12.7%
Not Rated		Not Rated		Not Rated	7.7%(1)	32.1%(2)
					100.0%	100.0%

___________________

(1)                 Included in the Not Rated category are securities comprising 7.7% of the Money Market Fund’s market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the MIG 1/VMIG 1 rating category.

(2)                 Included in the Not Rated category are securities comprising 32.1% of the New Jersey Fund’s market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the MIG 1/VMIG 1 rating category.

If, subsequent to being purchased by a Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the Company’s Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization’s second highest rating category, the Company’s Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Company’s Board is subsequently notified of the Manager’s actions.

To the extent the ratings by Moody’s, S&P or Fitch (collectively, the “Rating Agencies”) for Municipal Obligations may change as a result of changes in such organization or its rating system, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the Fund’s investment policies described in its Prospectus and this Statement of Additional Information.  The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

            Illiquid Securities.        The 1940 Act limits money market funds to 5% of their total assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a Fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, there is a risk that, should a Fund desire to sell them, a ready buyer will not be available at a price the Fund deems representative of their value, which could adversely affect the value of a Fund's net assets.

Taxable Investments.  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of its net assets) or for temporary defensive purposes, a Fund may invest in taxable short-term investments (“Taxable Investments”) consisting of:  notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody’s, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing.  Dividends paid by a Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors.  See “Dividends, Distributions and Taxes.”  Except for temporary defensive purposes, at no time will more than 20% of the value of a Fund’s net assets be invested in Taxable Investments.  If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with Rule 2a-7 under the 1940 Act relating to purchases of taxable instruments.  When the New Jersey Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the New Jersey Fund, in excess of 20% of the New Jersey Fund’s net assets may be invested in securities that are not exempt from State of New Jersey income tax.  Under normal market conditions, the Company anticipates that not more than 5% of the value of a Fund’s total assets will be invested in any one category of Taxable Investments.

Investment Techniques

The following information supplements (except as noted) and should be read in conjunction with the relevant Fund’s Prospectus.  A Fund’s use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money.  The New Jersey Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The New Jersey Fund currently intends to, and the Money Market Fund may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of such Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the New Jersey Fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. The Fund’s participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. The Fund will borrow through the Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities.  (New Jersey Fund only) The New Jersey Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the “Lending Agent”).  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities.  The Fund currently does not intend to lend portfolio securities.

Stand-By Commitments.  Each Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio.  Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise any such rights thereunder for trading purposes.  Each Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security’s yield to investors.  Gains realized in connection with stand-by commitments will be taxable. The New Jersey Fund will acquire stand-by commitments only to the extent consistent with the requirements for a “qualified investment fund” under the New Jersey gross income tax.

Forward Commitments.  Each Fund may purchase or sell Municipal Obligations and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  Each Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Municipal Obligations and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

            General.  Each Fund attempts to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

Each Fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of Fund shares.  Because charges may apply to redemptions and exchanges of Fund shares, and because the number of exchanges permitted is limited, the Funds may not be an appropriate investment for an investor who intends to engage frequently in such transactions.

Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Each Fund seeks to maintain a stable $1.00 share price.

Investing in Municipal Obligations.  Each Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state.  As a result, each Fund may be subject to greater risk as compared to a comparable municipal money market fund that does not follow this practice.

Certain municipal lease/purchase obligations in which the Funds may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis.  Although “non-appropriation” lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult.  In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption.  One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by a Fund and thus reduce the available yield.  Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund.  Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future.  If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Fund so as to adversely affect its shareholders, such Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration.  If legislation were enacted that would treat a type of Municipal Obligation as taxable, each Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in New Jersey Municipal Obligations.  (New Jersey Fund only) Since the New Jersey Fund is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of funds.  You should consider carefully the special risks inherent in the Fund’s investment in New Jersey Municipal Obligations.  You should review the information in “Appendix A,” which provides a brief summary of special investment considerations and risk factors relating to investing in New Jersey Municipal Obligations.

            Non-Diversified Status.  Each Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a “diversified” investment company, with respect of 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers or industries, the Funds may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet Federal tax requirements, at the close of each quarter a Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities.

Investment Restrictions

Each Fund’s investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Obligations (New Jersey Municipal Obligations in the case of the New Jersey Fund) (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  In addition, the Funds have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

Money Market Fund only.  The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Company’s Board members at any time.  The Fund may not:

1.         Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined previously and in the Prospectus for the Fund.

2.         Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

3.         Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

4.         Sell securities short or purchase securities on margin.

5.         Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

6.         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

7.         Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Prospectus for the Fund.

8.         Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9.         Invest in companies for the purpose of exercising control.

10.       Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

11.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of its net assets would be so invested.

*      *      *

New Jersey Fund.  The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Company’s Board members at any time.  The Fund may not:

1.         Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

3.         Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

4.         Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

5.         Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

6.         Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3, 10 and 11 may be deemed to give rise to a senior security.

7.         Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

8.         Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund’s Prospectus.

9.         Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

10.       Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed‑delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

11.       Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund’s Prospectus and Statement of Additional Information.

12.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature as described in the Fund’s Prospectus on less than seven days’ notice and as to which there is no secondary market), if, in the aggregate, more than 5% of its net assets would be so invested.

13.       Invest in companies for the purpose of exercising control.

*      *     *

For purposes of Investment Restriction No. 8 with respect to the Money Market Fund, and Investment Restriction No. 1 with respect to the New Jersey Fund, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

If a percentage restriction is adhered to at the time of investment, a later change in such percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 2 of the New Jersey Fund, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

MANAGEMENT OF THE COMPANY

Board of the Company

            Board's Oversight Role in Management.  The Board's role in management of the Company is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel. The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Company's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters, and the Board’s risk management oversight is subject to inherent limitations.

The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Company.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

            Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Company's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

            Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
(1997 - Present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director  (2005 - 2009)

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

William Hodding Carter III (75) Board Member (2006)	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 - 2006)	N/A

Gordon J. Davis (69) Board Member (1995)	Partner in the law firm of Dewey & LeBoeuf, LLP	Consolidated Edison, Inc., a utility company, Director (1997 - present) The Phoenix Companies, Inc., a life insurance company, Director (2000 - present)

Joni Evans (68) Board Member (1985)

Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994-2006)

N/A

Ehud Houminer (70) Board Member (2006)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 - present)

Richard C. Leone (70) Board Member (2006)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	N/A

Hans C. Mautner (73) Board Member (2006)	President – International Division and an Advisory Director of Simon Property Group, a real estate investment company Chairman and Chief Executive Officer of Simon Global Limited	N/A

Robin A. Melvin (47) Board Member (2006)	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 - present)	N/A

Burton N. Wallack (60) Board Member (1991)	President and Co-owner of Wallack Management Company, a real estate management company	N/A

John E. Zuccotti (73) Board Member (2006)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 - present)

            Each Board member has been a Board member of other Dreyfus mutual funds for over 10 years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

•         Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of  Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•         Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•         Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

•         Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•         Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•         Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•         John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

Additional Information About the Board and its Committees. Board members are elected to serve for an indefinite term.  The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Company, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Company’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Company’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for elections or appointment by the Board and for election by shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund’s investments. The Company’s audit committee met four times and the Company's compensation committee met once during the fiscal year ended August 31, 2010. The Company’s pricing committee and nominating committee did not meet during the fiscal year ended August 31, 2010.

            The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Name of Board Member	Money Market Fund	New Jersey Fund	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	$1-$10,000	$10,001-$50,000	Over $100,000
David W. Burke	None	None	None
William Hodding Carter III	None	None	$10,001-$50,000
Gordon J. Davis	None	None	Over $100,000
Joni Evans	None	None	None
Ehud Houminer	None	None	Over $100,000
Richard C. Leone	None	None	Over $100,000
Hans C. Mautner	None	None	Over $100,000
Robin A. Melvin	None	None	$50,001-$100,000
Burton N. Wallack	None	None	None
John E. Zuccotti	None	None	Over $100,000

As of December 31, 2009, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Effective January 1, 2010, the Company pays its Board members its allocated portion of an annual retainer of $65,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and 15 other funds (comprising 30 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. Prior to January 1, 2010, the Company paid its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum $500 per telephone meeting) attended. The Chairman of the Board receives an additional 25% of such compensation.  Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended August 31, 2010, and the amount paid by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2009, were as follows:

Name of Board Member	Aggregate Compensation From the Company *	Total Compensation From the Company and Fund Complex Paid to Board Member (**)

Joseph S. DiMartino	$3,628	$873,427 (192)
David W. Burke	$2,904	$395,190 (95)
William Hodding Carter III	$2,825	$85,000 (31)
Gordon J. Davis	$2,904	$139,192 (48)
Joni Evans	$2,904	$88,100 (31)
Arnold S. Hiatt+	$984	$31,750 (31)
Ehud Houminer	$2,904	$221,500 (67)
Richard C. Leone	$2,904	$88,600 (31)
Hans C. Mautner	$2,682	$82,600 (31)
Robin A. Melvin	$2,904	$88,600 (31)
Burton N. Wallack	$2,904	$89,100 (31)
John E. Zuccotti	$2,825	$89,100 (31)

_____________________

*              Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in aggregate amounted to $1,122 and $641 for the Money Market Fund and the New Jersey Fund, respectively.

**            Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member serves.

+              Emeritus Board member since May 26, 2007.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010.  Chief  Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since February 1988.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by The Manager.  She is 40 years old and has been an employee of The Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.  Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.   Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since November 1990.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios).  From November 2001 through March 2004, Mr. Connolly was First Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

            The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

As of December 7, 2010, the Company’s Board members and officers, as a group, owned less than 1% of each Fund’s outstanding shares of common stock.

As of December 7, 2010, the following shareholders were known by the Company to own of record 5% or more of the outstanding shares of the Money Market Fund:

Robert P. Garritano TTEE                                10.3429%%

            Robert P. Garritano Declaration

            Of Trust UA DTD 01/13/1989

            P.O. Box 774444

            Steamboat Springs CO 80477-4444

Thomas A Garritano                                        7.1171%

            P.O. Box 411144

            Chicago, IL 60641-1144

F. Paul Ohadi Trust                                          6.7838%

4501 S Western Blvd, 4th Flr.

Chicago, IL 60609-3026

C M P                                                              6.4013%

            P.O. Box 411144

Chicago IL 60641-1144

            As of December 7, 2010, the following shareholders were known by the Company to own of record 5% or more of the outstanding shares of the New Jersey Fund:

            Hebert W Glaser                                                       7.7757%

            102 Old Tappan Rd

            Old Tappan, NJ 07675-7434

            IRA Kasoff                                                               6.3288%

            8 Stephen Drive

            Princeton, NJ 08540-8623

MANAGEMENT ARRANGEMENTS

Investment Adviser. The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial holding company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations, and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

Management Agreement. The Manager provides management services pursuant to a Management Agreement (the “Agreement”) between the Manager and the Company.  As to each Fund, the Agreement is subject to annual approval by (i) the Company’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Fund, the Agreement is terminable without penalty, on 60 days’ notice, by the Company’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, or, upon not less than 90 days’ notice, by the Manager.  The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

            The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Jeffrey D. Landau, Executive Vice President and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Robert G. Capone, Mitchell E. Harris, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Funds.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Service Agents”) in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Management. The Manager provides day-to-day management of each Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company’s Board.  The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by the Company’s Board to execute purchases and sales of securities.  The Funds’ portfolio managers are Joseph Irace, Colleen Meehan, and Bill Vasiliou.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

The Company, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities that may be purchased or held by the Fund. The Code of Ethics subjects the personal securities transactions of the Manager’s employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”).  Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

In managing each Fund, Dreyfus draws upon BNY Mellon Cash Investment Strategies ("CIS").  CIS is a division of Dreyfus that provides investment and credit risk management services and approves all money market fund eligible securities for each Fund and for other investment companies and accounts managed by Dreyfus or its affiliates that invest primarily in money market instruments.  CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon’s central Risk Management Department (the “Risk Department”) as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS.  In the event a security is removed from the "approved" credit list after being purchased by a Fund, the Fund is not required to sell that security.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of each Fund, are engaged in businesses and have interests other than that of managing the Funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by a Fund and the Fund's service providers, which may cause conflicts that could disadvantage a Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Funds, or effect transactions on behalf of a Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of a Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for a Fund as it believes is in the best interests of the Fund.  Investment decisions made for a Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Funds, and actions taken by a Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of a Fund.  While the allocation of investment opportunities among the Funds and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Funds and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Company, with respect to the Funds, are borne by the Company, except to the extent specifically assumed by the Manager.  The expenses borne by the Company, with respect to each Fund, include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders’ reports and corporate meetings, and any extraordinary expenses.  Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds and the Company’s other series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund and other series. See “Shareholder Services Plan.”  All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

As compensation for the Manager’s services, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of each Fund’s average daily net assets.    For the fiscal years ended August 31, 2008, 2009 and 2010, the management fees payable, reduction in fees and net fees paid by the Funds were as follows:

Fund	Management Fee Payable			Reduction in Fee			Net Fees Paid by Fund
	2008	2009	2010	2008	2009	2010	2008	2009	2010
Money Market Fund	$1,766,949	$1,638,597	$1,260,625	$ 519,431	$ 662,273	$424,989	$1,247,518	$ 976,324	$835,636
New Jersey Fund	$ 521,780	$ 538,958	$ 459,325	$ 237,624	$ 299,358	$216,476	$ 284,156	$ 239,600	$242,849

As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of such Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund’s net assets increases.

            Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust. Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation.”

            The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services.  Such payments are separate from any  shareholder services fees or other expenses paid by a Fund to those intermediaries. Because those payments are not made by you or the Funds, a Fund’s total expense ratio will not be affected by any such payment. These additional payments may be made to certain Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing”. From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Funds to you.  Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

            Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is each Fund’s transfer and dividend disbursing agent.  Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. Each Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

            The Bank of New York Mellon (the “Custodian”), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, acts as the custodian of each Fund’s investments.  The Custodian has no part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund.  Under a custody agreement with the Company, the Custodian holds each Fund’s securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee from each Fund based on the market value of the Fund’s assets held in custody and receives certain securities transaction charges.

SHAREHOLDER SERVICES PLAN

The Company has adopted a Shareholder Services Plan (the “Plan”) pursuant to which each Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries and providing reports and other information, and services related to the maintenance of shareholder accounts.

A quarterly report of the amounts expended under the Plan, with respect to each Fund, and the purposes for which such expenditures were incurred, must be made to the Company’s Board for their review.  In addition, the Plan provides that material amendments of the Plan must be approved by the Company’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. As to each Fund, the Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan.

For the fiscal year ended August 31, 2010, the Money Market Fund paid $97,229 and the New Jersey Fund paid $44,836 under the Plan.

HOW TO BUY SHARES

General.  Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Fund shares are sold without a sales charge.  You may be charged a fee if you effect transactions in Fund shares through a Service Agent.  You will be charged a fee if an investment check is returned unpayable. Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.  It is not recommended that either Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

            The Company reserves the right to reject any purchase order. Neither Fund will establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, future commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, future commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchange, or money transmitter.  Neither Fund will accept cash, travelers’ checks, or money orders as payment for shares.

            Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard. As discussed under “Management Arrangements--Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Funds instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

The minimum initial investment is $25,000 for each Fund.  Subsequent investments in each Fund must be at least $1,000.  The initial investment must be accompanied by the Account Application.  Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund. In addition, for the Money Market Fund only, the minimum initial investment is $10,000 for accounts established with the cash proceeds from an investor’s exercise of employment-related stock options, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.

Shares of each Fund are sold on a continuous basis as the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund.  If you do not remit Federal Funds, your payment must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Prior to receipt of Federal Funds, your money will not be invested.

The net asset value per share of each Fund is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business.  Each Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund’s primary trading markets are open and the Fund’s management determines to do so.  Net asset value per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of such Fund’s shares outstanding.  See “Determination of Net Asset Value.”

If your payments for shares of a Fund are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day.  If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

Qualified institutions may place telephone orders for purchase of a Fund’s shares.  These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

Using Federal Funds.  The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money.  If you are a customer of a Service Agent and your order to purchase shares of a Fund is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order.  The order is effective only when so converted and received by the Transfer Agent.  If you have sufficient Federal Funds or a cash balance in your brokerage account with a Service Agent, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege.  You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

Dreyfus TeleTransfer  purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer  Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature‑guaranteed.  See “How to Redeem Shares--Dreyfus TeleTransfer  Privilege.”

Reopening an Account.  You may reopen an account with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

HOW TO REDEEM SHARES

General.  The Company ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check or by Dreyfus TeleTransfer  Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for up to eight business days after the purchase of such shares.  In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer  Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer  purchase against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Prior to the time any redemption of shares of a Fund is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Transaction Fees.  You will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out.  The fee will be deducted from your redemption proceeds and paid to the Transfer Agent.  The account closeout fee does not apply to exchanges out of a Fund or to wire or Dreyfus TeleTransfer  redemptions, for each of which a $5.00 fee may apply; however, the Fund will waive the account closeout fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.  Service Agents may charge their clients a fee for effecting redemptions of Fund shares.

Checkwriting Privilege. Each Fund provides redemption checks (“Checks”) automatically upon opening an account, unless you specifically refuse the Privilege by checking the applicable “No” box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $1,000 or more.  Your account will be charged $2.00 for each Check you write; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check and the $2.00 charge.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder‑transfer agent relationship with the Transfer Agent.

            You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

            Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check, plus any applicable charges, is greater than the value of the shares in your account, the Check will be returned marked insufficient funds and you may be subject to extra charges.  Checks should not be used to close an account.

Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine.  You will be charged a $5.00 fee for each wire redemption, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.  Ordinarily, the Company will initiate payment for shares of a Fund redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise, the Company will initiate payment on the next business day.  Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and usually are borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates; Signatures.”

Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the Dreyfus TeleTransfer  Privilege, any request for a Dreyfus TeleTransfer  transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  You will be charged a $5.00 fee for each redemption made pursuant to this Privilege, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.  See “How to Buy Shares‑‑Dreyfus TeleTransfer  Privilege.”

Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature‑guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”), and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and “Signature‑Guaranteed” must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature‑guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment.  The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90‑day period to the lesser of $250,000 or 1% of the value of such Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from a Fund in excess of such amount, the Company’s Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued.  If the recipient sells such securities, brokerage charges might be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

Fund Exchanges.  You may purchase up to four times per calendar year, in exchange for shares of a Fund, shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.        Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.         Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.         Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.        Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  You will be charged a $5.00 fee for each exchange made out of a Fund, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund’s shares.  In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Shareholder Services Forms and prospectuses for other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com.  The Fund reserves the right to reject any exchange request in whole or in part.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service may be modified or terminated at any time upon notice to shareholders.

Dreyfus Dividend Sweep.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of other funds in the Dreyfus Family of Funds of which you are a shareholder.  Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.        Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.         Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.         Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.        Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge (“CDSC”) and the applicable CDSC, if any, will be imposed upon redemption of such shares.

DETERMINATION OF NET ASSET VALUE

Amortized Cost Pricing.  The valuation of each Fund’s portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Company’s Board has established, as a particular responsibility within the overall duty of care owed to the Funds’ investors, procedures reasonably designed to stabilize each Fund’s price per share as computed for purposes of purchases and redemptions at $1.00.  Such procedures include review of each Fund’s portfolio holdings by the Company’s Board at such intervals as it deems appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.  Market quotations and market equivalents used in such review are obtained from an independent pricing service (the “Service”) approved by the Company’s Board.  The Service values each Fund’s investments based on methods which include consideration of: yields or prices of Municipal Obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions.  The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

The extent of any deviation between a Fund’s net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Company’s Board.  If such deviation exceeds 1/2%, the Company’s Board will consider what actions, if any, will be initiated.  In the event the Company’s Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

New York Stock Exchange Closings.  The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS AND DISTRIBUTIONS

If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

            Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business.  Dividends usually are paid on the calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash.  The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption, after deduction of any fees.  If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees.  Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

TAXATION

            See the Prospectus and elsewhere in this Statement of Additional Information to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Fund. The Fund has qualified for treatment as a regulated investment company ("RIC") under the Code for its last fiscal year and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs") (as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de  minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98% (98.2% for calendar years after 2010) of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds).  For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of a fund's earnings and profits, regardless or whether you receive your distributions in cash or have them reinvested in additional fund shares.  Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income.  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Many states grant tax-free status to dividends paid to shareholders of RICs from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  At the end of each calendar year, as applicable, shareholders will be provided with the percentage of any dividends paid that may qualify for such tax-free treatment.  Shareholders should then consult with their tax advisors with respect to the application of state and local laws to these distributions.

Sale, Exchange or Redemption of Shares.  A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the funds will use a default cost basis method that has not yet been determined.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Passive Foreign Investment Companies.  Funds that invest in foreign securities may own shares in certain foreign entities that are treated as "passive foreign investment companies" ("PFICs"), which could potentially subject such a fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case that fund will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the fund receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes.  Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions.  Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products.  A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities.  A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation.  Interest payments are taxable when received or accrued.  The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund’s investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received.  Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities.  A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues will be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds).  It is anticipated that substantially all of the income dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in municipal securities will be exempt from federal income taxes.  It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions."  Recipients of social security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.  Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT.  Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the income dividends of municipal or other tax-exempt funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund is not deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of dividends exempt from federal income tax by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate dividends exempt from federal income tax.

Any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities.  Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders.  Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding.  Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders.  Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special alternative minimum tax in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.  Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled."  If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of RICs beginning before January 1, 2012, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends and interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of this legislation is not entirely clear and no assurance can be given that some or all of the income of a fund and certain of its shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in a fund.  To comply with the requirements of the legislation, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

The legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Other Tax Matters.  Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PORTFOLIO TRANSACTIONS

            General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

            Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

            The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders.  The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price.  In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Investment decisions for a fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.   If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

Dreyfus may buy for the fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the fund.  For example, the fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Funds.

            To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

            The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”).  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

All portfolio transactions of each money market fund are placed on behalf of the fund by the Manager.  Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a “spread.”  Other portfolio transactions may be executed through brokers acting as agent.  A fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received.  The Manager also places transactions for other accounts that it provides with investment advice. For the fiscal years ended August 31, 2008, 2009 and 2010, the Funds did not pay any brokerage commissions.

When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account.  In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned.  In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings may be authorized only by the Company’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company's Board.

INFORMATION ABOUT THE COMPANY AND FUNDS

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non‑assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription or conversion rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of Board members or the appointment of auditors.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office.  Shareholders may remove a Board member by the affirmative vote of a majority of the Company’s outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one series is not deemed to be a shareholder of any other series.  For certain matters shareholders vote together as a group; as to others they vote separately by series.

To date, the Board has authorized the creation of four series of shares.  All consideration received by the Company for shares of one of the Funds and all assets in which such consideration is invested will belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, one Fund are treated separately from those of the other Funds.  The Company has the ability to create, from time to time, new Funds without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter.  Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of such Fund.  However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

Each Fund sends annual and semi‑annual financial statements to its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982,  as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund’s Prospectus.

             Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent public registered accounting firm for the Fund.

APPENDIX A

RISK FACTORS — INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS

            The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

            Demographics.  New Jersey is the eleventh largest state in population and the fifth smallest in land area.  With an average of 1,174 persons per square mile, it is the most densely populated of all the states.  New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population.  New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy.  The State's central location also makes it an attractive location for corporate headquarters and international business offices.

            The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.  New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists.  Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

            New Jersey's population grew rapidly following World War II, but slowed to an annual rate of 0.27% in the 1970's.  Between 1980 and 1990, the annual growth rate increased to 0.51%, and to 0.83% in the 1990's and 2000's.  While this growth rate is below that of the nation, it compares favorably with other Middle Atlantic states.  However, the increase in the State's population since the 1970's masks the redistribution of the population within the State.  There has been a significant shift from the northeastern industrial areas towards coastal and central counties within the State.  The State's population was estimated to be 8,707,719 as of July 2009.

            Economic Outlook.  The State and national economies continue to experience high unemployment rates, a weak employment picture and weakness in personal income growth.  The State's payroll employment decreased at an average annual rate of 3.9% in 2009, following a decrease at an average annual rate of 0.7% in 2008.  New Jersey's payroll employment declined by 0.5% (-19,400 jobs) in June 2010 compared to June 2009.  Most of the job losses were in construction, manufacturing and financial and other services.  The public sector reported the largest gain, followed by leisure and hospitality services and education and health services.  The State's average unemployment rate averaged 9.8% for the first six months of 2010, after averaging approximately 9.2% in 2009.  After peaking at 10% in December 2009, the State's unemployment rate appears to be declining slowly but steadily, reflecting some improvements in the condition of the State's labor market.  The preliminary growth rate for New Jersey's personal income increased at a rate of 2.1% for the first quarter of 2010, following a decline of -1.8% for the fourth quarter of 2009.

            The economic conditions in New Jersey and the nation are expected to continue to improve gradually in the months ahead.  The Federal Reserve Board has indicated that, despite some concern about potential downside risks to their economic outlook projections, overall the national economic recovery is expected to continue to improve in 2011.  New Jersey's economy is expected to follow the national trend and to continue to recover into 2011.  Employment is projected to decrease by an approximately 0.5% average annual rate in 2010 and increase by an average annual rate of approximately 1.0% in 2011.  The average personal income rate is also expected to improve during 2011.

            Inflation is expected to remain low during the current economic recession and may not be a serious concern until consumer spending revives.  The future economic outlook hinges on the success of the Federal economic stimulus package and supportive fiscal and monetary policies.  Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors necessary for economic turnaround nationally and in New Jersey.  The State and the nation may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the impact of the Federal economic stimulus on job growth, credit availability, financial market stresses, and geopolitical tensions.  To a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the current economic recession, energy prices, and stability in the financial markets.

State Funds and Accounting

            The State operates on a fiscal year beginning July 1 and ending June 30.  Annual budgets are adopted for the General Fund and certain special revenue funds.  The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources.  It is a Constitutional requirement that the annual State budget be balanced.  Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law.  In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year.  No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

State Funds.

            General Fund.  This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made.  The largest part of the total financial operations of the State is accounted for in the General Fund.  Most revenues received from taxes, most Federal sources, and certain miscellaneous revenue items are recorded in this fund.  The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the General Fund.

            Property Tax Relief Fund.  This fund accounts for revenues from the Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax, both of which are dedicated by the State Constitution.  All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes.  Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts.  Property tax relief expenditures were approximately $13.39 billion in Fiscal Year 2009 are estimated to be $10.97 billion and $10.48 billion in Fiscal Years 2010 and 2011, respectively.

            Special Revenue Funds.  These funds account for the resources legally restricted to expenditure for specified purposes.  Such purposes must be other than special assessments, private-purpose trusts, or major capital projects.  Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund.  Other Special Revenue Funds have been created that are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

Other Revenue Sources.

            Federal Aid.  Actual Federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2007, 2008 and 2009, amounted to $8.76 billion, $8.82 billion and $10.53 billion, respectively.  Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2010 are estimated at $13.50 billion.  Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2011 are estimated to be $12.76 billion.  Such Federal aid receipts for Fiscal Year 2011 are composed of $4.61 billion for medical payments, $49.2 million for social services block grants, $752.4 million for welfare, $2.24 billion for other human services, $847.4 billion for education, $464.3 million for labor, $1.30 billion for transportation, and the remainder for all other Federal aid programs.

The American Recovery and Reinvestment Act of 2009 ("ARRA") provides for Federal fiscal stimulus funding to the State for Fiscal Years 2010 and 2011.  The funding across both fiscal years totals approximately $3.32 billion.  Fiscal Year 2010 funding of $2.29 billion reflects $1.03 billion for enhanced Medicaid funding with the remainder primarily for fiscal stabilization which the State used as a resource for the General Fund.  For Fiscal Year 2011, the total funding of $1.03 billion is primarily allocated for enhanced Medicaid funding

            Atlantic City and Legalized Gambling.  Legalized casino gambling was introduced into Atlantic City in 1977.  The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities.  Collections for Fiscal Years 2007 through 2009 were approximately $450 million, $413 million and $351 million, respectively.  Collections for Fiscal Year 2010 are estimated to be $298.8 million, a 14.9 % decrease from Fiscal Year 2009.  The Fiscal Year 2011 estimate of $269.8 million is a 9.7% decrease from Fiscal Year 2010.  The Fiscal Year 2011 estimate reflects a weak economy and expanding competition from other forms of gambling originating both offshore and from facilities built in other states.

State Economy and Finances

            Fiscal Year 2008 Summary.  For Fiscal Year 2008, the General Fund's ending fund balance totaled $4.5 billion, of which $2.8 billion represented unreserved fund balances.  As of June 30, 2008, the Surplus Revenue Fund had a balance of $734.7 million.  On a budgetary basis, general revenues of $28.4 billion were $2.9 billion lower than the final Fiscal Year 2008 budget.  The negative variance was primarily the result of unearned Federal and other grant revenues of $1.3 billion, and declines in other revenues of $1 billion, services and assessments of $486.4 million, and licenses and fees of $314.5 million.  These negative variances were offset by taxes, which were $201.5 million above final estimates.  Total expenditures were $3.5 billion lower than total appropriations for Fiscal Year 2008.  A major cause for under spending resulted from the State's historical practice of over appropriating Federal funds.  This practice allows the State to receive the maximum Federal dollars that become available.  During Fiscal Year 2008, the State's appropriation of Federal funds and other grants exceeded expenditures by $1.3 billion. These excess appropriations are available for use in future years.

            During Fiscal Year 2008, State revenues, including transfers, totaled $50.3 billion, an increase of $1.4 billion from Fiscal Year 2007.  This amount reflects a full year effect of an increase in the Sales and Use Tax rate to 7% from 6% percent and the broadening of the Sales and Use Tax base.  Approximately 60.5% of the State's total revenue came from general taxes, while 20.5% was derived from operating grants.  General taxes totaled $30.4 billion and accounted for 60.5% of total State revenues for Fiscal Year 2008.  The State's Gross Income Tax totaled $12.6 billion, the Sales and Use Tax totaled $9.1 billion, and the Corporation Business Tax totaled $3.1 billion.  The State's three major taxes comprised 81.2% of the total general taxes that were collected during Fiscal Year 2008.

            Fiscal Year 2008 expenditures totaled $55.7 billion, an increase of $6.5 billion from Fiscal Year 2007.  Government direction, management and control increased by $6 billion.  Of that amount, $3.2 billion reflects the State's implementation of certain accounting standards, while another $1 billion reflects increases in the State's net pension obligation.  A $1.2 billion decrease in spending for transportation programs was offset by increases of $577.2 million for educational, cultural and intellectual development, $495.4 million for physical and mental health, and $187 million for economic planning, development, and security.  Overall, 46.2% of all State expenditures occurred in the areas of education, higher education, and physical and mental health.

            The State's governmental funds reported June 30, 2008 combined ending fund balances of $10.2 billion, a decrease of $473.3 million from Fiscal Year 2007.  The General Fund's total ending fund balance for Fiscal Year 2008 was $4.5 billion, with $469.8 million unreserved–undesignated.  Proprietary Funds reported June 30, 2008 net assets of $1.3 billion.  Combined operating revenues and expenses for the State's component units for Fiscal Year 2008 amounted to $9.4 billion and $10.6 billion respectively.  Total operations along with other revenue and expenses contributed to total combined net assets at fiscal year end of $15.4 billion.  The component units received $1.6 billion in State appropriations during Fiscal Year 2008.

            Fiscal Year 2009 Summary.  Fiscal Year 2009 appropriations exceeded the amount of revenues for Fiscal Year 2009 by approximately $5 billion.  In order to address this shortfall, significant reductions in spending, totaling over $3.4 billion, were made.  In addition, nearly $600 million of the Fiscal Year 2009 beginning fund balance was used to support spending.  Fiscal Year 2010 General Fund appropriations were reduced by $84 million as a result of the availability of funds from various dedicated sources.  In addition, $38 million from dedicated sources was used as anticipated budgeted revenue in Fiscal Year 2010.

            Sales and use tax collections for Fiscal Year 2009 totaled $8.26 billion, a 7.3% decrease from Fiscal Year 2008.  Gross income tax for Fiscal Year 2009 decreased 16.9% from Fiscal Year 2008 to 10.48 billion.  Corporation business tax collections were $2.66 billion, a 13.0% decrease from Fiscal Year 2008 collections.

            Fiscal Years 2010 and 2011 Summary.  Revenue estimates for Fiscal Year 2010 were $27.75 billion, a decrease from prior estimates of $29.49 billion.  Actual Fiscal Year 2010 supplemental appropriations totaled $779.6 million.  A projected Fiscal Year 2010 opening surplus reduction of $121 million and revenue declines of $1.45 billion resulted in a resource shortfall of approximately $1.57 billion.  Together, these supplemental appropriations and resource declines resulted in a budget shortfall of $2.347 billion.  To close this gap, a total of $2.35 billion in Fiscal Year 2010 budget solutions, including $170 million in revenue solutions, were identified.

            Sales and Use Tax.  Collections for Fiscal Year 2010 are estimated to be $7.85 billion, a 5.0% decrease from Fiscal Year 2009.  The Fiscal Year 2011 estimate of $8.34 billion is a 6.1% increase from Fiscal Year 2010.

            Gross Income Tax.  Fiscal Year 2010 collections are estimated to be $10.24 billion, a decrease of 2.2% from Fiscal Year 2009.  The Fiscal Year 2011 estimate of $9.86 billion, is a 3.8% decrease from Fiscal Year 2010.  The Fiscal Year 2011 estimate includes a change to the Gross Income Tax to take into account the reduction of the New Jersey Earned Income Tax Credit from 25% of the Federal benefit to 20%.  The Fiscal Year 2011 estimate also takes into account the fact that the temporary income tax for those earning over $400,000 which expired December 31, 2009 was not renewed along with the one year Fiscal Year 2010 change to the property tax deduction.

            Corporation Business Tax.  Fiscal Year 2010 collections are estimated to be $2.15 billion, a 19.2% decrease from Fiscal Year 2009 collections.  The Fiscal Year 2011 estimate of $2.29 billion is a 6.3% increase from Fiscal Year 2010 estimates.  The Fiscal Year 2011 estimate reflects the expiration of a 4% surcharge, change in the throughout rule governing corporate profits and the elimination of the regular place of business rules.  It also assumes growth in payments for calendar year 2010 as pre-tax profitability is projected to improve and refunds are expected to decrease.

            Other Revenues. The Fiscal Year 2011 appropriation relies on non-recurring revenue totaling $214.3 million.  Of this amount, $79.6 million is estimated from changes in the laws governing unclaimed property and the remaining amount is from taking balances in other funds and transferring them to the General Fund.  The Fiscal Year 2010 appropriations included $1.0 billion in non-recurring Gross Income Tax revenues, $80 million in non-recurring Corporation Business Tax revenues and $108.8 million in other fund diversions.

            Appropriations.  Of the $28.36 billion appropriated for Fiscal Year 2011, $12.03 billion (42.4%) is appropriated for State Aid, $8.68 billion (30.6%) is appropriated for Grants-in-Aid, $6.31 billion (22.2%) is appropriated for Direct State Services, $224.7 million (0.8%) is appropriated for Debt Service on State general obligation bonds and $1.12 billion (4.0%) is appropriated for Capital Construction.  State Aid, the largest portion of Fiscal Year 2011 appropriations, consists of payments to, or on behalf of, counties, municipalities and school districts, to assist them in carrying out their local responsibilities.  The largest State Aid appropriation, in the amount of $10.3 billion, is provided for local preschool, elementary and secondary education programs. Of this amount, $7.5 billion in formula aid for P-12 education is appropriated to be distributed in accordance with the School Funding Reform Act of 2008.

Appropriations for Fiscal Year 2011 assume that an additional $1.03 billion in Federal stimulus funding will be available in Fiscal Year 2011, the vast majority of which is for Medicaid programs.  Of this amount, approximately $580 million is contingent upon enactment of Federal legislation.  The Fiscal Year 2011 appropriation also assumes the United States Congress will extend the Temporary Assistance for Needy Families Emergency Fund for another year beyond its scheduled September 30, 2010 expiration.

            The Fiscal Year 2011 appropriation also assumes the receipt of additional Federal funds, including $107.3 million of one-time Medicare revenue to offset State Medicaid expenses, the receipt of $110.0 million from the approval of Federal waivers that will enable the State to earn a Medicaid match on medical costs that are currently 100% State funded, Federal approval of the State's plan to generate $45 million of new Federal Medicaid matching funds from a health care facility assessment to help fund hospital charity care, and $100.0 million of potentially non-recurring prior year Federal reimbursements for costs incurred by the State.

In absence of the availability of these funds, other budgetary actions will be necessary to balance the State budget.

State Indebtedness

            General.  The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the State's full faith and credit.  As of June 30, 2010, the State had $2.6 billion of State general obligation bonds outstanding with another $893.2 million of bonding authorization remaining from various State general obligation bond acts.

            General Obligation Bonds.  The State finances certain capital projects through the sale of general obligation bonds of the State.  These bonds are backed by the full faith and credit of the State.  Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds.  The State made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2007 through 2010 in the amounts $427.8 million, $438.8 million, $270.9 million and $263.6 million, respectively.  The Fiscal Year 2011 appropriation includes an appropriation in the amount of $224.7 million, representing principal and interest payments for general obligation bonds and reflects the anticipated savings from restructuring of general obligation bonds.

            Obligations Supported By State Revenue Subject to Annual Appropriation.  The State has entered into a number of leases and agreements with several governmental authorities to secure the financing of various projects and programs in the State in which the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below.  The Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations.

            The Fiscal Year 2011 appropriation budgets $2.27 billion for obligations supported by State revenue subject to annual appropriation.  The total Fiscal Year 2011 general obligation bonds and obligations supported by State revenue subject to annual appropriation debt service appropriations is $2.50 billion or approximately 8.8% of total State appropriations for Fiscal Year 2011, and takes into account projected increases in debt service due to planned future issuances of bonds and notes and is net of $410 million in projected debt service savings due to planned restructurings of general obligation bonds and obligations supported by State revenue subject to annual appropriation.

            Short-Term Debt.  The State's short-term note program provides effective cash flow management of imbalances that occur in the timing between collections and disbursements of State revenues and appropriations during the fiscal year.  The State Treasurer is authorized to issue short-term debt instruments without it constituting a general obligation of the State, or a debt, or a liability within the meaning of the State Constitution.  All short-term notes must be retired within twelve months of their issuance date.

            Tax and Revenue Anticipation Notes.  In Fiscal Year 1992, the State initiated a program under which it issued tax and revenue anticipation notes ("TANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues.  Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution.  Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

            The State authorized the issuance of up to $2.5 billion of TANs for Fiscal Year 2008.  The State issued $2 billion in TANs on September 13, 2007.  These TANs were repaid in full during Fiscal Year 2008.  On August 10, 2010 the State authorized the issuance of TANs for Fiscal Year 2011.  The State anticipated issuing $2.25 billion of TANs in September 2010, and may issue additional TANs during Fiscal Year 2011.

            Tobacco Settlement Financing Corporation, Inc.  In November, 1998 the State entered into a master settlement agreement (the "MSA") with participating cigarette manufacturers, 46 states, and six other United States jurisdictions in the settlement of certain smoking-related litigation.  During Fiscal Year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. ("TSFC"), the State's right, title, and beneficial ownership interest in the State's right to receive tobacco settlement payments under the MSA.  In return, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights.  Proceeds were used to fund General Fund expenditures during Fiscal Year 2003 and Fiscal Year 2004.  Pursuant to accounting regulations, TSFC's debt is reflected as a part of the State's debt.

Litigation

            The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.  At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.  The State does not formally estimate its reserve representing potential exposure for these claims and cases.  The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claim seeking substantial sums of money.  The majority of those claims have historically proven to be of substantially less value than the amount originally claimed.  In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste.  The State is unable to estimate its exposure for these claims.  An independent study estimated an aggregate potential exposure of $138,500,000 for tort and medical malpractice claims pending as of December 31, 2009.

            J.D., J.G., v. Lucille E. Davy, Commissioner of the New Jersey Department of Education. In late January 2007, plaintiffs filed a complaint in trial court for injunctive and declaratory relief striking down provisions of State law that plaintiffs allege unconstitutionally discriminate against children attending Newark public charter schools.  The action is styled as a class section for all students currently attending public charter schools in Newark.  The complaint further states that the disparity between Abbott  funding in Newark's district school and the public charter schools in Newark is $9,600 annually per pupil and $37,000 per pupil in facilities funding.  By not allowing Newark's public charter schools access to Abbott  funding and State facilities, plaintiffs allege the State is violating the Equal Protection Clause of the New Jersey Constitution.  The State filed a motion to dismiss the complaint on April 10, 2007, which was granted by the trial court on September 29, 2008.  On November 13, 2008, the plaintiffs' filed a notice of appeal with the appellate court and sought a stay of the appeal pending the outcome of Abbott v. Burke, a case that was on remand.  The appellate court granted the stay.  On November 10, 2009, the plaintiffs filed a brief in support of their appeal.  Subsequently, the State filed its brief and oral argument was held on May 2, 2010.  On July 16, 2010, the appellate court affirmed the dismissal of the complaint with prejudice, thereby dismissing the plaintiffs' constitutional challenges.

            Abbott v. Burke (Review of Constitutionality of School Funding Reform Act). On March 17, 2008, the State moved before the State Supreme Court seeking constitutional review of the School Funding Reform Act of 2008 ("SFRA").  The Education Law Center ("ELC") filed an opposition to the State's motion on both jurisdictional and substantive grounds. While briefing by the primary parties progressed, numerous Abbott  districts and other stakeholders sought to participate in the matter.  The Court granted amicus status to all movants. Oral argument was held on September 22, 2008.

            On November 18, 2008, the Court issued a decision remanding the matter for an expedited hearing.  The remand proceeding commenced on February 9, 2009 and ended March 3, 2009.  Additionally, the Court directed that the remedial orders of the Abbott rulings remain in place pending the outcome of the remand proceeding.  On March 23, 2009, Judge Peter Doyne issued his findings and recommendations.  Judge Doyne found SFRA to be a "well considered, even expansive, formula to allow a thorough and efficient education for all children in the State."  However, Judge Doyne determined that absent a safety net of supplemental funding for at least the first three years, SFRA is not constitutional as applied to the Abbott districts.  The matter returned to the Supreme Court for consideration, and oral argument was held on April 28, 2009.

            On May 28, 2009, the Court ruled that to the extent that the record permitted its review, SFRA is constitutional and may be applied in Abbott  districts subject to the State continuing to provide school funding aid during the 2008-2009, 2009-2010 and 2010-2011 school years at the levels required by SFRA's formula each year, and subject further to the mandated review and retooling of the formula's weights and other operative parts after three years of implementation.

            On June 8, 2010, the ELC filed a motion challenging the proposed levels of Fiscal Year 2011 school aid funding.  The ELC argues that the State's failure to propose full funding of SFRA is a violation of the Court's express mandates in Abbott.  The ELC is seeking to enjoin the State from funding school districts in Fiscal Year 2011 at a level below that anticipated by SFRA and from conducting the three-year review of the SFRA formula until such time as SFRA is fully implemented.  The State filed its opposition to ELC's motion on July 9, 2010 and is vigorously defending this matter.

            Appeal of Denial of Reimbursement by the Centers for Medicare and Medicaid Services.  On June 3, 2010, the Regional Administrator of the Federal Centers for Medicare and Medicaid Services informed the New Jersey Department of Human Services ("DHS") of a disallowance of Federal reimbursements of approximately $50.5 million previously paid to the DHS under the Medicaid program.  The disallowance relates to expenditures for school-based health services in the State from July 1, 1998 through June 30, 2001. DHS intends to appeal this disallowance, and the State is vigorously defending this matter.

            Disability Rights New Jersey et al. v. Jennifer Velez (II).  Plaintiff, a non-profit agency designated as the State's protection and advocacy organization ("DRNJ"), and two clients of the DHS filed this action on September 29, 2005.  DRNJ alleges that DHS is in violation of the Americans With Disabilities Act (the "ADA"), the Rehabilitation Act and the Medicaid Act.  Plaintiffs are seeking declaratory and prospective injunctive relief, attorneys' fees, litigation expenses and other relief.  More specifically, the plaintiffs seek community placements for the people that plaintiffs allege are in State-operated developmental centers while awaiting community placement.  The State filed its answer on December 5, 2005.

            On February 1, 2008, the plaintiffs filed an amended complaint, alleging the Commissioner is in violation of the Fourteenth Amendment of the U.S. Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for on-going commitment hearings during an individual's continued residence at a State developmental center.  In addition, the plaintiffs seek injunction relief requiring that the State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter.  On May 21, 2007, DHS submitted an eight-year plan to the Legislature to make the necessary community placements.  The State filed its answer on June 4, 2007 and is vigorously defending this matter.

            Disability Rights New Jersey v. Jennifer Velez (III).  DRNJ filed suit on April 23, 2008 against the Commissioner of DHS seeking relief for individuals who are eligible for services from DHS' Division of Developmental Disabilities (the "Department"), seeking reformation of the Department's Home and Community Based Waiver services.  Part of that cost is borne by the Federal government as part of the New Jersey Community Care Waiver, which is part of the State's Medicaid plan.  DRNJ alleges that there are approximately 8,000 developmentally disabled persons on the waiting list for community placements.  Although both State law and the Medicaid Act allow waiting lists, DRNJ's suit alleges that the waiver program, as currently utilized, violates parts of the ADA, the Rehabilitation Act and the Medicaid Act.  DRNJ seeks an injunction requiring the State to provide the community services within specified reasonable time frames and to eliminate the waiting list within 3 years, as well as other relief, attorneys' fees other and costs.  The State filed a motion to dismiss the complaint on December 31, 2008. The United States Attorney's Office was notified of the Federal constitutional challenges involved in the motion to dismiss and filed a brief in opposition on June 29, 2009. On July 23, 2009, the court denied the State's motion to dismiss the complaint. The State is vigorously defending this matter.

            FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection.  Plaintiff, as owner of the Warren Glen waste water treatment facility ("Warren Glen"), filed suit against the State's Department of Environmental Protection ("DEP") asserting that DEP is responsible for unpermitted discharges of landfill pollutants into one of its waste water treatment lagoons at Warren Glen.  Additionally, plaintiff claims it has suffered numerous damages due to costs associated with Warren Glen, such as costs to operate the facility, costs associated with the delay in the clean up, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

Plaintiff claims it is the successor to a 1991 landfill agreement ("1991 Agreement"), by which it was obligated to receive and treat leachate from the neighboring landfill in their wastewater treatment lagoons before discharge into a river.  However, plaintiff claims, in a voluntary Chapter 11 bankruptcy petition for reorganization, the bankruptcy court granted its request to reject the 1991 Agreement on June 23, 2005.  Plaintiff claims it had no responsibility to treat the leachate from the neighboring landfill as of this date, but was forced by DEP to continue doing so between March 2006 and September 13, 2007, suffering damages from the illegal discharge of leachate into their facility.  In April 2007, DEP successfully rerouted the leachate so that it no longer runs into Warren Glen and is permanently enjoined from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment in a related case, FiberMark North America, Inc. v. Jackson.  The State filed its answer to the complaint on June 23, 2008. The trial on this matter began on May 4, 2009.  DEP moved to dismiss the matter, which the court granted.  On May 26, 2009, plaintiff filed several motions with the trial court and also filed a notice of appeal with the appellate court.  By order dated September 18, 2009, the appellate court temporarily remanded the matter for 30 days for the trial judge to rule on the post-judgment motions previously filed with the trial court.  On October 23, 2009, the court issued a decision from the bench denying plaintiff's motions.  This matter is now back before the appellate court and the State is vigorously defending this matter.

            New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, DEP, the Commissioner of DEP, and the Administrator of the New Jersey Spill Compensation Fund filed suit against Occidental Chemical Corporation ("Occidental"), Maxus Energy Corporation ("Maxus"), Tierra Solutions, Inc. ("Tierra") and certain other defendants seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation, a predecessor of defendant Occidental.  In November 2008, Maxus and Tierra filed counterclaims against the plaintiffs seeking, among other things: (i) contribution for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable and contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex; (b) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex, the abatement of pollution sources from outside the Newark Bay Complex; and an order removing DEP as trustee for natural resources within the Newark Bay Complex; (c) a judgment finding DEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting DEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries; and (d) a judgment that DEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance; an order imposing on the plaintiffs' an equitable share of any relief the court might order on the plaintiffs' public nuisance claims.  In February 2009, Maxus and Tierra filed third party complaints against the State, the Department of Agriculture and the DOT seeking contribution from each of these third party defendants.  The State is vigorously defending this matter.

            New Jersey Education Association et al. v. State of New Jersey et al.  Plaintiffs' complaint alleges that the State violated various State constitutional provisions, statutes and common law by failing to fund the Teachers' Pension and Annuity Fund ("TPAF") in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%.  In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF in the approximate amount of $484 million, or in the alternative, that the employees' contribution be maintained at 3% and not increased.  In addition, plaintiffs are seeking attorney's fees, disbursements and costs.

On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted.  On July 15, 2004, the court granted the State's motion to dismiss as to claims of violation of the constitutional principles of uniformity and fairness in taxation, violation of the Internal Revenue Code of 1986, as amended, and breach of promissory estoppel.  The court denied the State's motion on the other claims.  On or about June 28, 2004, the plaintiffs had filed an amended complaint, which included allegations of underfunding the TPAF for Fiscal Year 2005.  On November 23, 2004, the State moved to dismiss the amended complaint, which motion was denied.  The State then moved for leave to appeal to the Appellate Division seeking review of the court's denial of the State's motion to dismiss.  On January 13, 2005, the Appellate Division denied the State's motion.  On February 2, 2005, the State moved for leave to appeal to the State Supreme Court.  By order dated September 12, 2005, the Supreme Court denied the State's motion for leave to appeal.  On April 2, 2008, the trial court held that the plaintiffs had failed to provide a substantial impairment of a contractual right and dismissed the complaint in its entirety.  On May 22, 2008, the plaintiffs filed a notice of appeal.  Oral argument was held on December 15, 2009.  On March 4, 2010, the appellate court affirmed the trial court's decision on the grounds that there is no constitutionally-protected contract right to systematic funding of the TPAF. On March 22, 2010, plaintiffs filed a notice of petition for certification with the New Jersey Supreme Court challenging the appellate court's decision.  On June 22, 2010, the Supreme Court denied the plaintiffs' petition for certification.

            Professional Firefighters Association of New Jersey at al. v. State of New Jersey et al.  This matter was filed on October 4, 2005.  Plaintiffs' complaint alleges that the State violated various U.S. and State constitutional provisions, statuses and common law by failing to adequately fund the Police and Firemen's Retirement System ("PFRS") for Fiscal Years 2004 and 2005.  The plaintiffs also challenge the constitutionality of reductions in PFRS contributions required of local employers for Fiscal Years 2004-07.  On January 26, 2007, the court heard arguments on motions made by the State to dismiss the complaint.  On March 13, 2007, the court granted the State's motion to dismiss three counts of the seven-count complaint and to merge the other counts.  The only count before the court is the plaintiffs' claim that the State's funding decisions constitute an unconstitutional impairment of contract.  The plaintiffs filed a motion for summary judgment in August 2008.  The State filed a cross-motion for summary judgment to dismiss the complaint, or in the alternative, a stay of the proceedings pending resolution of the New Jersey Education Association matter.  On May 9, 2009, the court granted the plaintiffs' motion for an order allowing the plaintiffs' to amend their complaint to assert claims based on state law that permits local governments to defer certain of their pension contributions for Fiscal Year 2009.  On June 10, 2009, the State filed its answer to the amended complaint.  In light of the decision in New Jersey Education Association, the trial court dismissed the complaint on summary judgment.  The plaintiffs have appealed and the State is vigorously defending this matter.

            Twenty First Century Rail Corporation v. New Jersey Transit Corporation.  Twenty First Century Railroad ("TFC") is the prime contractor on the long-term design, construction and operation of a light rail project for New Jersey Transit Corporation ("NJ Transit").  One portion of the project was designed in its entirety by NJ Transit's design consultant firm, Parsons, Brinkerhoff, Quade & Douglass (the "Design Consultant"), and the construction subcontracted out by TFC.  TFC alleges that substantial design errors and omissions by the Design Consultant led to significant delays and damages for the subcontractor ("Frontier-Kemper").  In March 2009, NJ Transit filed an answer to TFC's complaint, counterclaims and cross-claims against TFC and Frontier-Kemper and a motion for summary judgment.  In March 2009, the Design Consultant filed cross-claims against NJ Transit and a third party complaint against other parties involved in the matter.

            In May 2009, the court heard oral argument on NJ Transit's motion for summary judgment.  As a result of the summary judgment motion, TFC and Frontier-Kemper conceded to the dismissal of their certain claims against NJ Transit.  The court also issued a case management order, with the consent of all parties, which provides for limited document discovery and for mediation of this matter to take place in October 2009.  Mediation occurred, but did not result in a settlement.  On December 4, 2009, the court entered an order providing that the TFC and Frontier-Kemper may not seek damages due to negligent performance of architectural services.  On February 18, 2010, NJ Transit filed a motion to dismiss TFC's and Frontier-Kemper's claims pursuant to the statute of limitations under the New Jersey Contractual Liability Act.  In March 2010, the court denied NJ Transit's motion to dismiss.  Frontier-Kemper filed a motion to disqualify the Design Consultant's attorneys based on an alleged conflict of interest.  On May 21, 2010, the court issued an order denying Frontier- Kemper's disqualification motion.  Frontier-Kemper has filed a motion for leave to appeal.  The State is vigorously defending this matter.

            Horizon Blue Cross/Blue Shield of New Jersey v. The State of New Jersey, et al.  The plaintiff has filed a complaint seeking a declaration that recent State legislation removing the availability of insurance premiums tax "cap" for health services corporations is unconstitutional under various provisions of the U.S. and New Jersey Constitutions, and to enjoin the State from collecting the insurance premiums tax.  On October 28, 2005, the trial court granted the State's motion to transfer the matter to the Tax Court.  On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the legislation.  On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss certain claims.  On February 22, 2006, the Tax Court denied Horizon's request for injunctive relief.  The Tax Court also, on February 22, 2006, denied the State's cross motion.  On June 9, 2006, the Tax Court dismissed Horizon's Section 1983 claim.  On February 2, 2009, Horizon filed a motion for summary judgment.  The State filed its opposition and cross-motion to plaintiff's motion for summary judgment on March 30, 2009.  On December 15, 2009, the Tax Court upheld the State's assessment of the insurance premiums tax and the constitutionality of the insurance premiums tax "cap" statute as amended.  The plaintiff has filed a notice of appeal, and the State is vigorously defending this matter.

            Oracle International Corporation v. Director, Division of Taxation.  In March 2009, Oracle International Corporation ("Oracle") filed a complaint contesting a tax assessment by the State's Department of the Treasury, Division of Taxation that imposed a corporation business tax on Oracle from 2001 to 2007.  Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds.  The State intends to vigorously defend this matter.

            Pfizer Inc. et al.v. Director, Division of Taxation.  Two taxpayers, Pfizer Inc. ("Pfizer") and Whirlpool Properties, Inc. ("Whirlpool"), challenge the Tax Court's affirmance of the facial constitutionality of the State's "throw-out rule" (the "Rule"), which affects the amount of taxable income taxpayers "allocate" to the State.  The taxpayers asserted that the allocation formula under the Rule violates the due process and commerce clauses of the United States Constitution.  On May 29, 2008, the Tax Court granted the Division's cross-motion to sustain the facial constitutionality of the Rule.  The Tax Court found that, on its face, the Rule did not violate any of the constitutional provisions raised.  Taxpayers' "as-applied" challenges remain.  In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the State Supreme Court.  The Supreme Court granted interlocutory review, but concurrently remanded to the appellate court for review on the merits.  All parties briefed the facial constitutionality issue, and the appellate court heard oral argument on November 16, 2009.  On July 12, 2010, the appellate court affirmed the Tax Court's decision.

            Praxair Technology, Inc., v. Director, Division of Taxation. Praxair Technology, Inc. ("Praxair") challenges the Tax Court's affirmance of the Division's application of a previous ruling on the issue of "economic nexus" in connection with Praxair's 1994-1996 tax years.  On December 15, 2008, the appellate court reversed the Tax Court's decision and struck the Division's 1994-1996 assessment.  The Division filed a petition for certification with the State Supreme Court and, in response, Praxair filed a cross-petition for certification regarding the constitutionality of the 2002 Tax Amnesty penalty.  The State Supreme Court granted both petitions and heard oral arguments on October 26, 2009.  On December 15, 2009, the Supreme Court reversed the appellate court's decision and reinstated the Tax Court's ruling in favor of the Division on the underlying corporate business tax liability of Praxair for the 1994-1996 tax years.  The Supreme Court remanded the penalties and interest determinations to the appellate court.  The parties have fully briefed these issues on remand and await the appellate court's decision. The State intends to vigorously defend this matter.

            In re Appeal of Executive Order 14. On February 11, 2010, the Governor issued Executive Order No. 14 ("EO 14"), which declared a state of fiscal emergency due to a budget shortfall in excess of $2.2 billion.  The Governor also ordered the Director of the Division of Budget and Accounting (the "Budget Director") to identify and place into reserve funds in an amount sufficient to ensure that the State budget for Fiscal Year 2010 remains balanced.  In response to the Governor's mandate, the Budget Director placed into reserve, among other funds, $475 million from State Aid payments to school districts.  On March 24, 2010, the Perth Amboy and East Orange school districts filed an application and notice challenging certain portions of EO 14.  The appellants claim that the Governor's mandate to the Budget Director is without sufficient constitutional and statutory authority and violates principles of separation of powers.  Amboy filed a brief on April 5, 2010 and on the same date East Orange advised that it had withdrawn from the appeal.  The State's opposition brief was filed on April 14, 2010.  On June 14, 2010, the court denied the appellants application and upheld EO 14.  On June 24, 2010, the appellant filed a motion for reconsideration, which was denied by the appellate court in July 2010.

            Mid-Atlantic Solar Energy Indus. Ass'n v. Christie.  In response EO 14, the Budget Director also placed into reserve, among other funds, $158 million from the Clean Energy Trust Fund.  On March 24, 2010, Mid-Atlantic Solar Energy Industries Association, a trade and advocacy organization comprised of solar manufacturers, filed a notice challenging the transfer.  The appellant claims that the Governor's mandate to the Budget Director violates the State Constitution and was without legislative authorization. The appellant is seeking a court order directing the State Treasurer to return the $158 million to the Clean Energy Trust Fund.  On June 29, 2010, a supplemental appropriations bill was enacted providing that, notwithstanding any law or regulation to the contrary, an amount not in excess of $158 million may be transferred from the Clean Energy Fund into the General Fund as State revenue, subject to the approval of the Budget Director.  On June 29, 2010, the State filed a motion to dismiss this appeal as moot.

APPENDIX B

Rating Categories

            Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”),
Moody’s Investors Service (“Moody’s”), and Fitch Ratings (“Fitch”):

S&P

Long-term

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

Note:  The rating ‘AA’ may be modified by the addition of a plus (+) or minus (‑) sign designation to show relative standing within the rating category.

Short-term

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Commercial paper

A-1
This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated ‘A-1’.

Moody’s

Long-term

Aaa
Bonds rated ‘Aaa’ are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated ‘Aa’ are judged to be of high quality by all standards.  Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each such generic rating classification.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1  (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2  (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

Fitch

Long-term investment grade

AAA
Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2
Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to long-term and short-term ratings:  A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’